SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 April 16, 2001




                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)



              NORTH CAROLINA                       No. 1-9021                        No. 56-1473727
      (State or other jurisdiction of       (Commission File Number)                  (IRS Employer
              incorporation)                                                       Identification No.)




                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)




                         Registrant's telephone number,
                              including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000



                                 Not applicable
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable

Item 5.           Other Events

                  The Merger

                  On April 16, 2001, Wachovia Corporation ("Wachovia") and First Union Corporation ("First Union") announced that they had agreed to combine in a merger of equals, pursuant to an Agreement and Plan of Merger, dated as of April 15, 2001 (the "Merger Agreement"). Pursuant to the Merger Agreement, Wachovia will merge with and into First Union, with First Union as the surviving corporation (the "Merger"). Upon effectiveness of the Merger, First Union will change its name to Wachovia Corporation.

                  As a result of the Merger, each outstanding share of Wachovia common stock will be converted into 2.0 shares of First Union's common stock. The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is to be accounted for as a purchase. Consummation of the Merger is subject to various conditions, including: (i) receipt of the approval of the Merger Agreement by Wachovia's and First Union's stockholders; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities; (iii) receipt of opinions as to the tax treatment of the Merger; (iv) listing on the New York Stock Exchange, Inc., subject to notice of issuance, of First Union's common stock to be issued in the Merger; and (v) satisfaction of certain other conditions.

                  In connection with the Merger Agreement, each of Wachovia and First Union entered into reciprocal stock option agreements, dated as of April 15, 2001, pursuant to one of which Wachovia has the right, under certain circumstances and among other things, to purchase up to 19.9% of the issued and outstanding shares of common stock of First Union, at a price equal to $31.892 per share, and pursuant to the other of which First Union has the right, under certain circumstances and among other things, to purchase up to 19.9% of the issued and outstanding shares of common stock of Wachovia, at a price equal to $59.842 per share.

                  The news release jointly issued by Wachovia and First Union announcing the Merger is included as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference (the "Merger Release").

                  On April 16, 2001, Wachovia and First Union intend to hold a presentation for analysts and others regarding the Merger (the "Meeting"), which will be accessible via the Internet and by conference call. At the Meeting, certain financial and other information relating to the Merger will be presented (the "Merger Presentation Materials"). The Merger Presentation Materials are included as Exhibit 99.2 to this report and are incorporated into this Item 5 by reference. Information regarding the Meeting is included in the Merger Release.

                  2001 Annual Meeting and First Quarter 2001 Earnings

                  In connection with the Merger, Wachovia also announced first quarter 2001 earnings and that it was postponing its 2001 Annual Shareholders' Meeting, which was scheduled to occur on Friday, April 27, 2001. The news release announcing first quarter earnings and postponement of the Annual Shareholders' Meeting is included as Exhibit 99.3 to this report and is incorporated into this Item 5 by reference.

                  Wachovia currently expects that the 2001 Annual Shareholders' Meeting will be held in conjunction with the meeting at which its shareholders will vote on the Merger and the transactions related to the Merger. Information relating to such meeting will be released to shareholders when available.

Item 6.           Not Applicable

Item 7.           Exhibits.

                  99.1     The Merger Release

                  99.2     The Merger Presentation Materials

                  99.3 The Earnings Release and Postponement of Annual Shareholders' Meeting

Item 8.           Not Applicable

Item 9.           Regulation FD Disclosure

                  The Merger Release, the Merger Presentation Materials, the Earnings Release and Postponement of Annual Shareholders' Meeting, and any statements made by Wachovia may contain, among other things, certain forward-looking statements with respect to each of Wachovia, First Union and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and the accretion to reported earnings that may be realized from the Merger, (ii) statements regarding certain of Wachovia's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and First Union will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia's capital markets, brokerage and asset management activities; (11) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by Wachovia; (13) the willingness of customers to substitute competitors' products and services for Wachovia's products and services and vice versa; (14) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits;
                  (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other charges related thereto; (18) the growth and profitability of Wachovia's noninterest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings; (20) the impact of changes in accounting policies by the Securities and Exchange Commission; (21) adverse changes in the financial performance and/or condition of Wachovia's borrowers which could impact the repayment of such borrowers' outstanding loans; and (22) the success of Wachovia at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by Wachovia with the Securities and Exchange Commission. Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger, the Earnings Release or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in the Merger Release, the Merger Presentation Materials, the Earnings Release and Postponement of Annual Shareholders' Meeting.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WACHOVIA CORPORATION


                              By: /s/ Robert S. McCoy, Jr.
                                  ------------------------
                              Name: Robert S. McCoy, Jr.
                              Title: Vice Chairman and Chief Financial Officer

Date: April 16, 2001

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1                     The Merger Release

99.2                     The Merger Presentation Materials

99.3                     The Earnings Release and Postponement of Annual
                         Shareholders' Meeting